UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) February 4, 2002





                          MIDWEST GRAIN PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


         KANSAS                     0-17196              48-0531200
(State or other jurisdiction of   (Commission  (IRS Employer Identification No.)
      incorporation)               File Number)

                                1300 Main Street
                                     Box 130
                             Atchison, Kansas 66002
               (Address of principal executive offices) (Zip Code)


                                 (913) 367-1480
              (Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure.

     President and chief executive officer Ladd Seaberg will host a conference call to discuss fiscal 2002 second quarter results and certain forward-looking information at 10:00 a.m. CST on Wednesday, February 6, 2002. Internet access to the call will be available through Midwest Grain Products' web site www.midwestgrain.com. The call can also be accessed by phone at (888) 417-2310 before 9:55 a.m. CST. Media and individuals will be in a listen-only mode, and participants are requested to log in a few minutes early.

     Midwest Grain is scheduled to release earnings at 7:00 a.m. CST on Wednesday, February 6, 2002.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MIDWEST GRAIN PRODUCTS, INC.

Date: February 4, 2002        By: /s/ Robert G. Booe
                                      Robert G. Booe
                                      Vice President and Chief Financial Officer